UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2011

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders

On May 19. 2011, Northrim BanCorp, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

•	To elect 10 directors nominated by the Board of Directors for a term ending at the 2012 annual meeting of shareholders or such other date as their successors may be elected and qualified;

•	To hold an advisory vote on executive compensation as disclosed in the proxy statement;

•	To hold an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years; and

•	To ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

As of the March 21, 2011 record date for determination of the shareholder entitled to notice of, and to vote at, the Annual Meeting, 6,429,476 shares of the Company’s common stock were outstanding and entitled to vote, each entitled to one vote per share. At the Annual Meeting, 5,817,609 shares of the Company’s common stock, or 90.48%, which constituted a quorum, were represented in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

At the Annual Meeting all ten directors were elected for one-year terms expiring on the date of the 2012 annual meeting of shareholders. The results of the voting on the election of directors were as follows:

DIRECTOR	FOR	WITHHOLD	VOTES CAST	NONVOTES	TOTAL SHARES
R. Marc Langland	2,782,706	2,111,083	4,893,789	1,535,687	6,429,476
Larry S. Cash	4,525,495	368,294	4,893,789	1,535,687	6,429,476
Mark G. Copeland	4,208,650	685,139	4,893,789	1,535,687	6,429,476
Ronald A. Davis	4,797,328	96,461	4,893,789	1,535,687	6,429,476
Anthony Drabek	4,525,694	368,095	4,893,789	1,535,687	6,429,476
Christopher N. Knudson	3,370,285	1,523,504	4,893,789	1,535,687	6,429,476
Richard L. Lowell	4,797,528	96,261	4,893,789	1,535,687	6,429,476
Irene Sparks Rowan	4,524,532	369,257	4,893,789	1,535,687	6,429,476
John C. Swalling	4,566,654	327,135	4,893,789	1,535,687	6,429,476
David G. Wight	4,838,153	55,636	4,893,789	1,535,687	6,429,476

Advisory (Non-Binding) Vote to Approve Executive Compensation

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the advisory vote were as follows:

FOR	AGAINST	ABSTAIN	VOTES CAST	NONVOTES	TOTAL SHARES
4,796,065	40,231	57,493	4,893,789	1,535,687	6,429,476

Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

The shareholders expressed a preference that an advisory vote on the compensation of the Company’s named executive officers occur every year. The results of the advisory vote were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	VOTES CAST	NONVOTES	TOTAL SHARES
4,427,380	47,745	354,486	64,178	4,893,789	1,535,687	6,429,476

Accordingly, a plurality (the largest number) of votes cast with respect to the advisory vote on the frequency of future advisory votes on executive compensation were for such vote to occur every year, supporting the Board of Directors’ recommendation that an advisory vote on executive compensation be included in the Company’s proxy statement for, and voted on by shareholders at, each annual meeting of shareholders. No later than October 14, 2011, the Company will disclose by amendment to this Current Report on Form 8-K (pursuant to Item 5.07(d) of Form 8-K) the decision of the Board of Directors in light of this advisory vote as to how frequently the Company will include an advisory vote on executive compensation in its future proxy materials.

Ratification of Selection of Independent Registered Public Accounting Firm, Moss Adams LLP

The shareholders ratified the selection of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	VOTES CAST	NONVOTES	TOTAL SHARES
5,766,028	30,633	20,941	5,817,602	611,874	6,429,476

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 24, 2011	By:	Joseph M. Schierhorn

Name: Joseph M. Schierhorn
Title: Executive Vice President, Chief Financial Officer